UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

LIPOCINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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May 8, 2014

Dear Stockholder:

You are cordially invited to attend Lipocine Inc.’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 10, 2014. The meeting will be held at Lipocine’s offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108 at 10:00 a.m Mountain Standard Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy card will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Mahesh V. Patel

President, Chief Executive Officer and

Chairman of the Board of Directors

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 10, 2014

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Lipocine Inc., a Delaware corporation (the “Company”), will be held on June 10, 2014, at 10:00 a.m. Mountain Standard Time at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect the five (5) directors named in the attached proxy statement. If Proposal No. 2 is approved, the directors elected to Class I would serve for a term until the 2015 Annual Meeting and until their successors have been duly elected and qualified, the directors elected to Class II would serve for a term until the 2016 Annual Meeting and until their successors have been duly elected and qualified and the directors elected to Class III would serve for a term until the 2017 Annual Meeting and until their successors have been duly elected and qualified; or, if Proposal No. 2 is not approved, all five (5) directors would serve until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	APPROVAL AND ADOPTION OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. To approve and ratify the terms of an amended and restated certificate of incorporation for the Company to, among other things, authorize the classification of the Board of Directors into three classes with staggered terms.

3.	APPROVAL AND RATIFICATION OF 2014 STOCK INCENTIVE PLAN. To approve and ratify the terms of a 2014 Stock Incentive Plan under which 1,274,285 shares of common stock will be available for grant, this number includes 274,285 shares rolled over from the Company’s 2011 Equity Incentive Plan, as amended;

4.	RATIFICATION OF AUDITORS. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ended December 31, 2014; and

5.	ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

We recommend that stockholders vote “FOR” the matters listed above. Only stockholders of record at the close of business on April 22, 2014 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted. Stockholders may have a choice of voting their shares over the Internet. If Internet voting is available to you, voting instructions are printed on the proxy card(s) sent to you.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 10, 2014: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2013 are available at http://ir.lipocine.com/annuals-proxies.cfm.

Sincerely,

Mahesh V. Patel

President, Chief Executive Officer and

Chairman of the Board of Directors

Salt Lake City, Utah

May 8, 2014

YOUR VOTE IS VERY IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

_______________________________

PROXY STATEMENT

_______________________________

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 10, 2014: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2013 are available at http://ir.lipocine.com/annuals-proxies.cfm.

The enclosed proxy is solicited on behalf of Lipocine Inc., a Delaware corporation, by its Board of Directors (the “Board”) for use at its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. Mountain Standard Time on June 10, 2014, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting will be held at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. Directions to the Annual Meeting may be obtained by calling (801) 994-7383, for stockholders who plan to attend the Annual Meeting.

These proxy solicitation materials were first sent or given on or about May 8, 2014 to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned Lipocine Inc. common stock at the close of business on April 22, 2014 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 12,772,177 shares of common stock outstanding and approximately 163 holders of record according to information provided by our transfer agent.

This proxy statement is being furnished to you with a copy of our annual report on Form 10-K for the year ended December 31, 2013. We will provide, without charge, additional copies of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.

References to the “Company,” “Lipocine,” “our,” “us” or “we” mean Lipocine Inc.

ANNUAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed Proxy Card because our Board is soliciting your proxy to vote at our 2014 Annual Meeting of Stockholders to be held on Tuesday, June 10, 2014 (the “Annual Meeting”), at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m., Mountain Standard Time, and at any adjournments or postponements thereof.

•	This Proxy Statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

•	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

We are mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and Proxy Card to the holders of the Company’s common stock of record as of April 22, 2014 (the “Record Date”) for the first time on or about May 8, 2014. In this mailing, we are also including our Form 10-K for the fiscal year ended December 31, 2013 (“Fiscal 2013”), which Form 10-K, together with the additional cover materials attached thereto, constitutes our 2013 Annual Report to Stockholders (“2013 Annual Report”). In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the 2013 Annual Report so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date.

Information About the Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Mountain Standard Time, on Tuesday, June 10, 2014.

Where is the Annual Meeting?

The Annual Meeting will be held at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters listed in the Notice of Annual Meeting of Stockholders and any other matters that properly come before the Annual Meeting or any adjournments or postponements thereof.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Annual Meeting.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. The presence at the Annual Meeting, in person or by proxy, of the holders entitled to cast at least a majority of votes which all stockholders are entitled to cast as of the Record Date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of calculating whether a quorum is present. On the Record Date, there were 12,772,177shares of our common stock outstanding.

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What are the recommendations of the Board?

Unless you instruct otherwise on your Proxy Card, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth below.

1.	Proposal No. 1: “FOR” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

2.	Proposal No. 2: “FOR” the approval and adoption of the terms of our amended and restated certificate of incorporation;

3.	Proposal No. 3: “FOR” the approval and ratification of our 2014 Stock Incentive Plan, under which 1,274,285 shares of common stock will be available for grant;

4.	Proposal No. 4: “FOR” the ratification of the Audit Committee's appointment of KPMG LLP as our independent registered accounting firm for 2014.

The proxy holders will vote in their own discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

Information About Voting

Who can vote at the Annual Meeting?

All stockholders of record at the close of business on the Record Date, April 22, 2014, are entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

What are the voting rights of the holders of the common stock?

Holders of our common stock will vote on all matters to be acted upon by the stockholders at the Annual Meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Annual Meeting.

How do I vote?

You may attend the Annual Meeting and vote in person. Alternatively, you may vote your shares over the internet or by proxy by mail. To vote by mail, simply complete, sign and date your Proxy Card and return it in the postage-paid return envelope provided for receipt by us on or prior to June 9, 2014 (Proxy Cards received after June 9, 2014 (i.e., on or after the Annual Meeting date) will not be counted). Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

If you want to vote in person at the Annual Meeting and you hold shares of our common stock in street name, you must obtain a Proxy Card from your broker and bring that Proxy Card to the Annual Meeting, together with a copy of a brokerage statement reflecting your stock ownership as of the Record Date and valid picture identification, such as a driver’s license or passport.

Is my vote confidential?

Yes. Proxy Cards, ballots and voting tabulations that identify stockholders are kept confidential except in certain circumstances where it is important to protect the interests of Lipocine and its stockholders.

What if I sign and return my Proxy Card but I do not indicate my preference on the Proxy Card?

If you sign and return your Proxy Card but do not indicate how you would like your shares to be voted for a particular proposal, your shares will be voted as follows for each such proposal:

5.	Proposal No. 1: “FOR” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

6.	Proposal No. 2: “FOR” the approval and adoption of the terms of our amended and restated certificate of incorporation;

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7.	Proposal No. 3: “FOR” the approval and ratification of our 2014 Stock Incentive Plan, under which 1,274,285 shares of common stock will be available for grant;

8.	Proposal No. 4: “FOR” the ratification of the Audit Committee's appointment of KPMG LLP as our independent registered accounting firm for 2014.

As to other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof, the persons named on the Proxy Card will be authorized to vote upon such matters in their own discretion.

Can I change my vote after I return my Proxy Card?

Yes. Even after you have submitted your Proxy Card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Lipocine either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy. For information regarding how to vote in person, see “How do I vote?” above.

What vote is required to approve each proposal?

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors, provided a quorum is present in person or by proxy. A plurality means that the five nominees receiving the most votes for election to a director position are elected as directors.  Thus, the five candidates with the most affirmative votes will be elected at the Annual Meeting.

Proposal 2: Approval and Adoption of Amended and Restated Certificate of Incorporation. The amended are restated certificate of incorporation will be approved if the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of common stock outstanding as of the Record Date and entitled to vote generally in the election of directors are voted in favor of the amendment. Accordingly, abstentions and “broker non-votes” will have the same effect as a vote against the proposal.

Proposal 3: Approval of 2014 Stock Incentive Plan . The proposal to approve our 2014 Stock Incentive Plan and reserve 1,274,285 shares of common stock for grant thereunder will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present or represented and entitled to vote at the Annual Meeting are voted in favor of the Plan.

Proposal 4:  Ratification of Auditors.  The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2014 will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present and represented and entitled to vote at the Annual Meeting vote in favor of the proposal.

What is a broker non-vote?

A broker non-vote occurs when a broker submits a Proxy Card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors, the approval of, and amendments to, stock plans and the approval of an amendment to a company’s certificate of incorporation.  Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business.

Who can help answer my other questions?

If you have more questions about the Annual Meeting, or require assistance in submitting your proxy or voting your shares or need additional copies of the Proxy Statement or the enclosed proxy card, please contact Morgan R, Brown, our corporate secretary, at 1-801-994-7383 or by email at mb@lipocine.com. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you should also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

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VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Lipocine, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Lipocine common stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet.  You can vote via the Internet.  The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2014.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to vote return a proxy card.

Voting by Mail.  If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

•	enter a new vote over the Internet or by signing and returning a replacement proxy card;

•	provide written notice of the revocation to our Corporate Secretary at our principal executive office, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108; or

•	attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on April 22, 2014, are entitled to receive notice and vote at the meeting. On the Record Date, there were 12,772,177 issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on the Record Date on all matters to be voted on at the meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

(1)	a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees;

(2)	our amended and restated certificate of incorporation will be approved and adopted if the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of common stock outstanding as of the Record Date and entitled to vote generally in the election of directors are voted in favor of such adoption and approval;

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(3)	our 2014 Stock Incentive Plan, under which 1,274,285 shares of common stock will be available for grant, will be approved and adopted if a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting are voted in favor of such approval; and

(4)	the ratification of the appointment of KPMG LLP as our independent registered accounting firm for 2014 will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present and represented and entitled to vote at the Annual Meeting vote in favor of the proposal.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal One, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposal Two, abstentions and broker non-votes will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes. With regard to Proposals Three and Four, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

(2)	“for” the approval and adoption of the terms of our amended and restated certificate of incorporation;

(3)	“for” the approval and ratification of our 2014 Stock Incentive Plan, under which 1,274,285 shares of common stock will be available for grant;

(4)	“for” the ratification of the Audit Committee's appointment of KPMG LLP as our independent registered accounting firm for 2014; and

(5)	at the discretion of your proxy holder, on any other matter that may be properly brought before the meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Householding of Proxy Materials

We are sending only one annual report and proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Corporate Secretary at (801) 994-7383, by email at mb@lipocine.com or write to Morgan R. Brown at Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting the Corporate Secretary in the same manner.

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Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 10, 2014: The notice of annual meeting of stockholders, this proxy statement, and our annual report on Form 10-K for 2013 are available at http://ir.lipocine.com/annuals-proxies.cfm.

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EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers and directors and their ages as of March 31, 2014, are as follows:

Name	Age	Position(s)
Mahesh V. Patel, Ph.D.*	56	President, Chief Executive Officer and Chairman of the Board of Directors
Morgan R. Brown, M.B.A.	45	Executive Vice President and Chief Financial Officer
Srinivasan Venkateshwaran, Ph.D.	55	Chief Technology Officer and Vice President of Research and Development
Gerald T. Simmons	68	Corporate Business Development Officer
Dr. Stephen A. Hill, M.A., F.R.C.S.*+†	55	Director
Mr. Jeffrey A. Fink*+	56	Director
John W. Higuchi, M.B.A.*	46	Director
Dr. Richard Dana Ono, Ph.D.*+†	61	Director

*	Nominee for election to Board
+	Member of the Audit Committee
†	Member of the Compensation Committee

Executive Officers

Mahesh V. Patel, Ph.D., is our President, Chief Executive Officer and Chairman of the Board of Directors. Dr. Patel’s biographical information can be found under “Directors” below.

Morgan R. Brown, MBA has served as our Executive Vice President and Chief Financial Officer since September 2013. Mr. Brown served as Executive Vice President and Chief Financial Officer at Innovus Pharmaceuticals, Inc., a pharmaceuticals company, from May 2013 to September 2013. From August 2012 to May 2013, Mr. Brown consulted for Heartware International Inc., a medical device company. From August 2009 to August 2012, Mr. Brown served as Executive Vice President and Chief Financial Officer at World Heart Corporation, a medical device company. From August 2008 to August 2009, Mr. Brown served as Chief Financial Officer and Senior Vice President at Lifetree Clinical Research, a clinical research organization. Previously, Mr. Brown served as Vice President Finance and Treasurer at NPS Pharmaceuticals, Inc., a biotechnology company.

Srinivasan Venkateshwaran, Ph.D has served as our Chief Technology Officer and Vice President, Research and Development since 2001. Dr. Venkateshwaran has more than 20 years of experience in leading the development of innovative drug delivery-based technologies and products at several drug delivery companies. He has held positions as Executive Director of R&D at Mylan Technologies Inc. and Executive Director of Transdermal and Inhalation Research at TheraTech Inc./Watson Labs, where he spearheaded technology and product development. Dr. Venkateshwaran received a M.S. and a Ph.D. in Chemical Engineering from the University of Utah and a B. Tech in Chemical Engineering from the Indian Institute of Technology, Mumbai, India.

Gerald T. Simmons has served as our Corporate Business Development Officer since 2003. Mr. Simmons brings more than 25 years of large pharmaceutical and early stage drug development company experience. Mr. Simmons has held corporate business positions at Pharmacraft (now Ciba-Geigy) and served in various senior marketing positions at Schering Plough Corp. From 1991 to 1995, he served as the chief executive officer of Cellegy Pharmaceuticals, a drug delivery company. From 1995 to 2003, he served as the chief executive officer of MantiCore Pharmaceuticals, an oncology company and Fountain Pharmaceuticals, a drug delivery company. Mr. Simmons received a B.A. from Canisius College and a M.B.A. from the University of Buffalo.

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Directors

Mahesh V. Patel, Ph.D has served as our President and Chief Executive Officer since 1997, as a member of our Board of Directors since 1997 and currently serves as the Chairman of our Board of Directors. Dr. Patel has more than 25 years of experience in strategic planning, technology assessment / development, technical management and product research and development in the area of drug discovery support, drug delivery and product line extensions. Prior to co-founding Lipocine in 1997, he led drug delivery research and development at Pharmacia and Upjohn. Dr. Patel received a B.Pharm from Karnataka University in India, a M.S. in Physical Pharmacy at the University of Cincinnati and a Ph.D. in Pharmaceutics from the University of Utah. We believe Dr. Patel’s dual role as an executive officer and director gives him unique insights into the day-to-day operations of our company and our strategic planning and clinical development.

Dr. Stephen A. Hill M.A., F.R.C.S. has served as a member of our Board of Directors since January 2014 and has been a member of the Board and the President and Chief Executive Officer of Targacept Inc. since December 2012. From May 2012 to November 2012, Dr. Hill served as president and chief executive officer of QUE Oncology, a start-up biotechnology company, and, from March 2011 to December 2011, he served as president and chief executive officer of 21st Century Biodefense, a biodefense company. From April 2008 until its acquisition in December 2010, he served as president and chief executive officer of Solvay Pharmaceuticals, Inc., a pharmaceutical company. Prior to Solvay, he served as president, chief executive officer and director of ArQule, Inc., a biotech company, from April 1999 to March 2008. Dr. Hill is a member of the Board of Directors of the publicly-traded company Cellectar Biosciences and Targacept Inc. We believe Dr. Hill brings to the Board extensive experience across a broad range of senior management positions with both pharmaceutical and biotechnology companies.

Jeffrey A. Fink has served as a member of our Board of Directors since January 2014 and has over 20 years of finance and strategy experience within the life science and healthcare industry. Mr. Fink is currently the managing director of Gambel Oaks Advisors, LLC, a strategic and financial advisory firm dedicated to the life sciences and allied industries, where he has worked since 2010. Mr. Fink spent over twenty years in the investment banking industry advising life science clients in the U.S. and Europe on the full range of financing and strategic advisory assignments. He was head of Healthcare Investment Banking for Robert W. Baird & Co. in Chicago until he retired in 2007, and prior to that was a partner in the Healthcare Group at Dresdner Kleinwort Wasserstein (the successor firm to Wasserstein Perella) and head of Mergers and Acquisitions for Prudential Vector Healthcare, a dedicated biotechnology and life sciences investment bank. We believe that Mr. Fink’s knowledge of accounting and finance and his extensive experience in the life science industry will greatly benefit the Board.

John W. Higuchi, MBA has served as a member of our Board of Directors since 2003. Since 2003, Mr. Higuchi has served as President and Chief Executive Officer of Aciont Inc., an ocular therapeutics company. From 1997 to 2003, Mr. Higuchi served as our Vice President of Business Development and Corporate Treasurer. Mr. Higuchi also has worked for the American Chemical Society. Mr. Higuchi received a B.S. in Chemistry from Hope College and an M.B.A. and Master of Science in Information Systems from The George Washington University. We believe that Mr. Higuchi’s business development and management experience in the therapeutics industry, together with his significant knowledge of our company obtained while serving as a director of our company, make him qualified to serve on our Board of Directors.

Dr. Richard Dana Ono, Ph.D has served as a director of the Company since January 2014 and brings 30 years of experience managing public and private life science companies. Throughout his career, he has been engaged in strategic planning, product management, technology acquisition, and commercial development for multiple early stage life science companies and has been involved in a number of key advances for the industry. Dr. Ono has founded several biotech companies in the U.S., including IntraImmune Therapies, Inc., a biotechnology company which he sold to Abgenix, Inc. (now Amgen), along with several successful early stage biotech companies in the Boston area. Currently, he is a venture partner at VIMAC Ventures LLC, where he has worked since 2000. We believe that Dr. Ono’s extensive experience with life science companies at each phase of development will greatly benefit the Board of Directors.

Currently, directors and officers are elected on an annual basis. The term of each director’s service expires at our next annual meeting of stockholders and at such time as his or her successor is duly elected and qualified. If Proposal No. 2 is approved, the directors elected to Class I would serve for a term until the 2015 Annual Meeting and until their successors have been duly elected and qualified, the directors elected to Class II would serve for a term until the 2016 Annual Meeting and until their successors have been duly elected and qualified and the directors elected to Class III would serve for a term until the 2017 Annual Meeting and until their successors have been duly elected and qualified. Beginning with the election of directors to be held at the 2015 annual meeting of stockholders, and going forward, the class of directors elected in each year would be elected for a three-year term so that the term of office of one class of directors would expire in each year. If Proposal No. 2 is not approved, all five directors would serve until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers and any other of our director nominees or executive officers.

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BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined by resolution of the Board. Our Board has fixed the exact number of directors at five. Our Board currently consists of five members.

Our common stock is listed on The NASDAQ Capital Market and we comply with The NASDAQ Capital Market’s listing standards on determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our employees or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has nominated Dr. Mahesh V. Patel, Dr. Stephen A. Hill, Mr. Jeffrey A. Fink, Dr. Richard Dana Ono and Mr. John W. Higuchi for election at the Annual Meeting. Dr. Hill is currently serving as the Lead Independent Director and Mr. Fink and Dr. Ono are also serving as independent directors. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

We are subject to a number of technological, regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Furthermore, because our Chief Executive Officer serves as a member of our Board, we believe that the Board has a direct channel and better access to insights into our performance, business and challenges.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the membership of the Board.

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment of corporate strategy.

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence and enhance its ability to fulfill its management oversight responsibilities. Dr. Stephen A. Hill currently serves as the Lead Independent Director. The Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	frequently consults with the Chairman and CEO about strategic policies;

•	provides the Chairman and CEO with input regarding Board meetings;

•	serves as a liaison between the Chairman and CEO and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

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Committees of the Board of Directors

The Board has established an Audit Committee and a Compensation Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.lipocine.com. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement. The Board does not have a Nominating Committee or other committee of the Board that performs similar functions.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

Our Audit Committee consists of Mr. Fink, Dr. Hill and Dr. Ono with Mr. Fink serving as the Audit Committee Chairman. The Board has determined that all members of our Audit Committee are independent under the rules of the Securities and Exchange Commission and the standards adopted by our Board and that Mr. Fink qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

Compensation Committee. Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer’s compensation to the Board. The Compensation Committee currently administers our 2011 Stock Incentive Plan, as amended, and would also administer our 2014 Stock Incentive Plan, if this plan is approved by the stockholders at the Annual Meeting. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate. The Compensation Committee intends to engage a compensation consultant to advise the Compensation Committee in the future. Dr. Patel makes recommendations to the Compensation Committee regarding the other executive officers compensation.

Our Compensation Committee consists of Drs. Hill and Ono with Dr. Hill serving as the Compensation Committee Chairman. The Board has determined that all members of our Compensation Committee are independent under the standards adopted by our Board.

Nominating Committee Functions. Given the relatively small size of our Board of Directors and the desire to involve the entire Board of Directors in nominating decisions, we have elected not to have a separate Nominating Committee. Since we do not have a Nominating Committee, all of the members of the Board of Directors participate in the consideration of director nominees. Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishment and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees and we do not have a formal diversity policy relating to the identification and evaluation of nominees for director, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

The Board has not adopted a formal process for considering director candidates who may be recommended by stockholders.  However, our policy is to give due consideration to any and all such candidates.  A stockholder may submit a recommendation for director candidates to us at our corporate offices, to the attention of Morgan R. Brown.  We do not pay fees to any third parties to assist us in identifying potential nominees.

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Number of Meetings

The Board held a total of 8 meetings during 2013. Our Audit Committee and Compensation Committee was formed in 2014. Each incumbent director attended 88% or more the total number Board meetings (during the period that he served). Although we do not have a formal policy regarding attendance by directors at our annual meeting, we encourage directors to attend.

Director Compensation

The following table provides information regarding compensation of non-employee directors who served during 2013. In 2013, our directors were paid a monthly cash retainer of $4,333 and a cash bonus of $22,000. In addition, we reimburse our directors for reasonable travel expenses incurred in attending the meetings of the Board of Directors. During 2013, we granted each of our non-employee directors options to purchase 41,710 shares of our common stock at $2.81 per share. Each non-employee director award had a black-scholes fair value of $72,171.

On December 31, 2013, we received notice from Dr. William I. Higuchi that he intended to retire from his positions as member and Chairman of the Board of Directors of the Company, effective as of the Board of Directors’ appointment of an independent successor director. Dr. Higuchi will continue to provide advisory services to the Company as its Chief Scientific Advisor. On December 31, 2013, the Company also received notice from Mr. Gordhan Patel that he intended to retire from his positions as Secretary and member of the Board of Directors of the Company, effective as of the Board of Directors’ appointment of an independent successor director.

On January 6, 2014, the Board of Directors of the Company expanded the Board of Directors to five members and appointed Dr. Stephen A. Hill, Dr. Richard Dana Ono and Mr. Jeffrey A. Fink as directors, effective on January 6, 2014. Dr. Hill, Dr. Ono and Mr. Fink will serve until the election of directors at the next annual meeting of the Company’s stockholders. In connection with their appointment as members of the Board of Directors, each of these new directors received an initial stock option grant to purchase 10,000 shares of common stock of the Company. In addition, each of these non-employee directors will receive an annual retainer of $30,000 per year; members of the Audit Committee will receive $5,000 per year for such service and members of the Compensation Committee will receive $4,000 per year for such service. The Chair of the Audit Committee will receive $15,000 per year and the Chair of the Compensation Committee will receive $10,000 per year. The lead independent director will receive $20,000 per year.

Director Compensation for 2013

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(4)	Total ($)
William I. Higuchi(1)	74,000	130,808	204,808
John W. Higuchi(2)	74,000	135,470	209,470
Gordhan Patel(3)	74,000	128,056	202,056

(1)	As of December 31, 2013, Dr. Higuchi had 173,350 option awards outstanding and 44,788 unvested stock awards outstanding.

(2)	As of December 31, 2013, Mr. Higuchi had 181,492 option awards outstanding and 43,148 unvested stock awards outstanding.

(3)	As of December 31, 2013, Mr. Patel had 166,360 option awards outstanding and 43,148 unvested stock awards outstanding.

(4)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718 of awards of stock options made to non-employee directors for the fiscal year ended December 31, 2013 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 8 to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014.

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Codes of Ethics and Business Conduct

We have adopted a corporate Code of Ethics and Business Conduct, which may be viewed on our website at www.lipocine.com. The Code of Ethics and Business Conduct applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a current report on Form 8-K. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o Lipocine Inc., Attention: Corporate Secretary, Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. All communications will be relayed to the addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2013. Please refer to our website at www.lipocine.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information presents the compensation paid to our principal executive officer and our two next most compensated executive officers in 2013 and 2012. We refer to these executive officers as the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Mahesh V. Patel, Ph.D.	2013	320,000	175,000	81,000	356,951	2,033	(3)	853,984
President, Chief	2012	300,000	—	—	—	1,327	(3)	301,327
Executive Officer
and Chairman of the
Board of Directors

Srinivasan	2013	213,542	35,000	—	78,023	—		326,565
Venkateshwaran, Ph.D. Chief Technology Officer and Vice President of Research and Development	2012	205,000	—	—	—	—		205,000

Gerald T. Simmons	2013	188,240	35,000	—	59,897	—		283,137
Corporate Business Development Officer	2012	181,000	—	—	—	—		181,000

(1)	Reflects the aggregate grant date fair value of restricted stock units computed in accordance with ASC Topic 718 but excludes an estimate for forfeitures. The fair value of each restricted stock unit is the closing price of our common stock on the date of grant. Additional information about the assumptions used in the calculation of these amounts is included in footnote 8 to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014.

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(2)	Reflects the aggregate grant date fair value of stock option awards computed in accordance with ASC Topic 718 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 8 to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014.

(3)	Includes $2,033 and $1,327, respectively, in life insurance premiums we paid on behalf of the executive officer in 2013 and 2012.

Executive Employment Agreements and Change-in-Control Arrangements

We have entered into employment agreements with the following executive officers: Dr. Mahesh V. Patel; Mr. Morgan Brown; Mr. Gerald Simmons; and Dr. Srinivasan Venkateshwaran. A description of such employment agreements is described below.

Dr. Mahesh V. Patel: We have entered into an Employment Agreement with Dr. Mahesh V. Patel, who has served as our President and Chief Executive Officer since 1997. Under the terms of the Employment Agreement between the Company and Dr. Patel, dated January 7, 2014 (the “Dr. Patel Agreement”), Dr. Patel will receive an initial base salary of $370,800 per year. Dr. Patel will be eligible to participate in the Company’s cash bonus plan, described in more detail below. In the event Dr. Patel’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Patel Agreement, Dr. Patel will be entitled to receive, among other severance benefits, up to 104 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Mr. Morgan R. Brown: The Company has entered into an Amended and Restated Employment Agreement with Mr. Morgan R. Brown, who was appointed Executive Vice President and Chief Financial Officer of Company in September 2013. Mr. Brown serves as the Company’s principal financial officer and principal accounting officer. Under the terms of the Amended and Restated Employment Agreement between the Company and Mr. Brown, dated January 7, 2014 (the “Mr. Brown Agreement”), Mr. Brown will receive an initial base salary of $257,500 per year. Mr. Brown will be eligible to participate in the Company’s cash bonus plan. In the event Mr. Brown’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Mr. Brown Agreement, Mr. Brown will be entitled to receive among other severance benefits, 52 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Mr. Gerald Simmons: The Company has entered into an Employment Agreement with Mr. Gerald Simmons, who was appointed Corporate Business Development Officer of the Company in 2003. Under the terms of the Employment Agreement between the Company and Mr. Simmons, dated January 7, 2014 (the “Mr. Simmons Agreement”), Mr. Simmons will receive an initial base salary of $208,802 per year. Mr. Simmons will be eligible to participate in the Company’s cash bonus plan. In the event Mr. Simmons’ employment is terminated without Cause or for Good Reason, as such terms are defined in the Mr. Simmons Agreement, Mr. Simmons will be entitled to receive, among other severance benefits, 20 weeks of severance pay at his then-applicable base salary, and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination. In addition, if such termination occurs immediately prior to or within 12 months after the closing of a Corporate Transaction (as such term is defined in the Mr. Simmons Agreement), he will be entitled to full vesting of all outstanding equity awards.

Dr. Srinivasan Venkateshwaran: The Company has entered into an Employment Agreement with Dr. Srinivasan Venkateshwaran, who has served as the Company’s Chief Technology Officer and Vice President of Research and Development since 2001. Under the terms of the Employment Agreement between the Company and Dr. Venkateshwaran, dated January 7, 2014 (the “Dr. Venkateshwaran Agreement”), Dr. Venkateshwaran will receive an initial base salary of $237,544 per year. Mr. Venkateshwaran will be eligible to participate in the Company’s cash bonus plan. In the event Dr. Venkateshwaran’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Venkateshwaran Agreement, Dr. Venkateshwaran will be entitled to receive, among other severance benefits, 26 weeks of severance pay at his then-applicable base salary, and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination. In addition, if such termination occurs immediately prior to or within 12 months after the closing of a Corporate Transaction (as such term is defined in the Dr. Venkateshwaran Agreement), he will be entitled to full vesting of all outstanding equity awards.

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Outstanding Equity Awards at Fiscal Year End

The following table presents for each named executive officer, information regarding outstanding stock options and stock awards held as of December 31, 2013.

	Option Awards					Stock Awards
	Number of securities underlying unexercised options exercisable(1)		Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Numbers of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested (8)($)
Mahesh V. Patel, Ph.D.	136,518	(2)	—	2.81	08/12/2020	—		—
	3,198	(3)	28,780	2.81	12/16/2020	—		—
	83,421	(4)	—	2.81	07/10/2021	—		—
	3,253	(5)	7,591	2.81	12/15/2021	—		—
	21,242	(6)	48,276	2.81	01/30/2023	—		—
	—	(7)	25,000	8.10	12/09/2023	—		—
	—		—	—	—	30,263	(3)	249,670
						10,000	(7)	82,500

Srinivasan Venkateshwaran, Ph.D.	66,054	(2)	—	2.81	08/12/2020	—		—
	1,585	(3)	14,265	2.81	12/16/2020	—		—
	2,485	(4)		2.81	07/10/2021	—		—
	1,252	(5)	2,919	2.81	12/15/2021	—		—
	850	(6)	1,931	2.81	01/30/2023	—		—
	—	(7)	7,500	8.10	12/09/2023	—		—
	—		—	—	—	13,158	(3)	108,554

Gerald T. Simmons	41,356	(2)	—	2.81	08/12/2020	—		—
	834	(3)	7,508	2.81	12/16/2020	—		—
	2,780	(4)		2.81	07/10/2021	—		—
	834	(5)	1,946	2.81	12/15/2021	—		—
	2,124	(6)	4,828	2.81	01/30/2023	—		—
	—	(7)	5,000	8.10	12/09/2023			—
	—		—	—	—	6,579	(3)	54,277

(1)	The options have not been, and may never be, exercised and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)	These options replaced all of the executive officers’ prior stock option grants and were fully vested on the date of grant with a ten year life.

(3)	Vesting of these stock options and stock awards were originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. The stock options and stock awards would vest on December 31st of the calendar year in which the specific milestone is accomplished as determined by the Board of Directors or on June 30, 2014, for any milestone accomplished prior to that date in 2014. Any shares that remained unvested as of June 30, 2014, would expire unless extended by our Board of Directors. Based upon milestones achieved in 2011, the Board of Directors determined that for 2011, 10% of such stock options and stock awards had vested as of December 31, 2011. No milestones were achieved in 2012. In January 2013, the vesting of these stock options and stock awards was modified such that the stock options and stock awards will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for LPCN 1021, or (ii) 50% of the unvested portion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. In addition, the option expiration date was extended to the 10 year anniversary of the date of grant.

(4)	This option was fully vested on the date of grant.

(5)	Vesting of this stock option was originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. Based upon milestones achieved in 2012, the Board of Directors determined that for 2012, 30% of such options had vested as of December 31, 2012. In January 2013, the vesting of this stock option was modified such that the stock option will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for LPCN 1021, or (ii) 50% of the remaining unvested potion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015.

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(6)	Vesting of the stock option is 1/36th a month over a three year term.

(7)	Vesting of the stock option and restricted stock unit is cliff vesting on December 31, 2014.

(8)	The market value of shares was determined by multiplying the number of shares subject to the award by $8.25, which was the closing market price on OTCQB as of December 31, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of March 31, 2014 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

Percentage ownership in the table below is based on 12,772,177 shares of common stock outstanding as of March 31, 2014. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 31, 2014 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percent
Directors and Named Executive Officers
Mahesh V. Patel, Ph.D.(1)	1,171,292	9.0%
Srinivasan Venkateshwaran, Ph.D.(2)	112,134	*
Gerald T. Simmons, M.B.A.(3)	67,999	*
Morgan R. Brown, M.B.A.	12,000	*
John W. Higuchi, M.B.A.(4)	519,846	4.0%
Stephen A. Hill, M.A., F.R.C.S..	—	—
Jeffrey A. Fink	—	—
R. Dana Ono, Ph.D.	—	—
All executive officers and directors as a group (8 persons)	1,883,270	14.1%
5% Stockholders Not Listed Above
Cormorant Global Healthcare Master Fund, Ltd (5)	666,666	5.2%
Entities affiliated with Elan Services International, Ltd.(6)	800,394	6.3%
Gordhan Patel, R.Ph (7)	795,341	6.2%
William I. Higuchi, Ph.D. (8)	1,065,226	8.2%
Janus Global Life Sciences Fund, a Series of Janus Investment Fund(9)	751,926	5.9%
Visium Balanced Master Fund, Ltd.(10)	1,206,000	9.4%

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* Less than 1.0%.

(1)	Includes (i) 293,660 shares Dr. Patel has the right to acquire through the exercise of options within 60 days of March 31, 2014, (ii) 2,261 shares held by his spouse, (iii) 93,260 shares held by his daughter, and (iv) 93,260 shares held by his son.

(2)	Includes 89,797 shares Dr. Venkateshwaran has the right to acquire through the exercise of options within 60 days of March 31, 2014.

(3)	Includes 58,350 shares Mr. Simmons has the right to acquire through the exercise of options within 60 days of March 31, 2014.

(4)	Includes (i) 158,320 shares Mr. Higuchi has the right to acquire through the exercise of options within 60 days of March 31, 2014, (ii) 29,239 shares held by the William Marcus Collier Trust, of which Mr. Higuchi is the trustee and shares voting power, and (iii) 29,239 shares held by the Adele Setsuko Collier Trust, of which Mr. Higuchi is the trustee and shares voting power.

(5)	The address for Cormorant Global Healthcare Master Fund, LP is 100 High Street, Suite 1103, Boston, Massachusetts 02110.

(6)	Includes 718,483 shares held by Elan International Services, Ltd., and 81,911 shares held by Elan Pharma International Limited. The address for the Elan entities is Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland.

(7)	Includes (i) 166,360 shares Mr. Patel has the right to acquire through the exercise of options within 60 days of March 31, 2014; (ii) 13,094 shares held by the Ami Patel Irrevocable Trust One; (iii) 13,094 shares held by the Bhavik Patel Irrevocable Trust One; (iv) 13,094 shares held by the Aiden Patel Irrevocable Trust One; (v) 13,094 shares held by Arian Patel; (vi) 73,099 shares held by the Gordhan C. Patel and Jyotsna Patel and their Successors in Trust under the Ami Patel Irrevocable Trust Number One; (vii) 73,099 shares held by the Gordhan C. Patel and Jyotsna Patel and their Successors in Trust under the Bhavik Patel Trust Number One; (viii) 4,525 shares held by the Neil Patel Irrevocable Trust One; (ix) 4,525 shares held by the Snehal Patel Irrevocable Trust One; (x) 201,755 shares held by The Jyotsna Patel Trust Dated August 3, 2001; (xi) 206,445 shares held by The Gordhan Patel Trust Dated August 3, 2001. Mr. Patel has shared voting and dispositive power over the trust in (xi). The shares in (ii) through (x) are included because they are held by a person resident in Mr. Patel’s household. The address for Mr. Patel is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

(8)	Includes 173,350 shares Dr. Higuchi has the right to acquire through the exercise of options within 60 days of March 31, 2014. The address for Dr. Higuchi is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

(9)	The address for Janus Global Life Sciences Fund, a Series of Janus Investment Fund is Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206. Pursuant to a Schedule 13G filed on February 14, 2014, Janus Capital Management LLC (“Janus Capital”) may be deemed to be the beneficial owner of a total of 855,489 shares of common stock held by managed portfolios of Janus Capital. Janus Global Life Sciences Fund is one of the managed portfolios to which Janus Capital provides investment advice.

(10)	The address for Visium Balanced Master Fund, Ltd. is 888 Seventh Avenue, 22nd Floor, New York, New York 10019 c/o Visium Asset Management, LP.

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Certain Transactions

Since January 1, 2013, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Spriaso LLC Assignment and Services Agreements

On July 23, 2013, we entered into assignment/license and services agreements with Spriaso LLC, an entity that is majority-owned by Dr. Mahesh V. Patel, Gordhan Patel, John W. Higuchi, Dr. William I. Higuchi, and their affiliates. Dr. Mahesh V. Patel is our President and Chief Executive Officer and a Chairman of our Board of Directors. Mr. Higuchi is a member of our Board of Directors and Gordhan Patel and Dr. William I. Higuchi, former Board members, were each members of our Board of Directors at the date the license and agreements were entered into.

Under the assignment agreement, we assigned and transferred to Spriaso all of our rights, title and interest in our intellectual property for the cough and cold field. In addition, Spriaso was assigned all rights and obligations under our product development agreement with a co-development partner. In exchange, we would be entitled to receive a potential cash royalty of 20% of the net proceeds received by Spriaso, up to a maximum of $10 million. Spriaso also granted back to us an exclusive license to such intellectual property to develop products outside of the cough and cold field. The assignment agreement will expire upon the expiration of all of Spriaso’s payment obligations thereunder and the expiration of all of the licensed patents thereunder. Spriaso has the right to terminate the assignment agreement with 30 days written notice. We have the right to terminate the assignment agreement upon the complete liquidation or dissolution of Spriaso, unless the assignment agreement is assigned to an affiliate or successor of Spriaso.

Under the services agreement, we will provide facilities and up to 10% of the services of certain employees to Spriaso for a period of up to 18 months. If Spriaso files its first NDA prior to Lipocine filing its first NDA, as an affiliated entity, it will use up the one-time waiver of user fees for a small business submitting its first human drug application to FDA. The services agreement will expire on July 23, 2014, however, the agreement may be renewed or extended upon written agreement of Spriaso and us for period of up to 6 months. Spriaso or we may terminate the services agreement with 30 days written notice upon the failure of the other party to adhere to any material obligation of the agreement, provided that the other party has not cured the failure within the 30-day period. Spriaso or we may also terminate the services agreement upon written notice to the other party that the other party has become bankrupt or insolvent.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2013, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed our audited financial statements with our management and has discussed with KPMG LLP the matters required to be discussed by Statements of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence from us.

Based on its review, the Audit Committee recommended to the Board of Directors that the audited financial statements for our fiscal year ended December 31, 2013 be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2013, which was filed on March 31, 2014.

Members of the Audit Committee

Jeffrey A. Fink

Dr. Stephen A. Hill

Dr. Richard Dana Ono

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PROPOSALS

PROPOSAL NO. 1 – election of directors

Overview

There are currently five members of our Board. Historically, the Board has consisted of only four members. On January 6, 2014, the Board of Directors of the Company expanded the Board to five members and appointed Dr. Stephen A. Hill, Dr. Richard Dana Ono and Mr. Jeffrey A. Fink as directors, effective on January 6, 2014. Drs. Hill and Ono and Mr. Fink were originally recommended to serve on our board by Dr. Mahesh Patel. The terms of all of our directors are scheduled to expire at the 2014 Annual Meeting of Stockholders, at which time all five of the incumbents will stand for re-election. As set forth below (see Proposal No. 2), the Board of Directors is proposing to stagger the terms of the directors of the Company by classifying the Board into three separate classes, Class I, Class II and Class III, each as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term. The directors initially elected in Class I would serve until the 2015 Annual Meeting and the election and qualification of his or her successors. The directors initially elected in Class II would serve until the 2016 Annual Meeting and the election and qualification of his or her successors. The directors initially elected in Class III would serve until the 2017 Annual Meeting and the election and qualification of his or her successors. Beginning with the election of directors to be held at the 2015 Annual Meeting, and going forward, the class of directors elected in each year would be elected for a three year term, so that the term of office of one class of directors would expire in each year.

If Proposal No. 2 is not approved, the five director nominees, if elected, will serve a one-year term until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors.

Class I – Term Expiring At 2015 Annual Meeting

•	John W. Higuchi, MBA

Class II – Term Expiring At 2016 Annual Meeting

•	Jeffrey A. Fink

•	Dr. Richard Dana Ono

Class III – Term Expiring At 2017 Annual Meeting

•	Mahesh V. Patel, Ph.D.

•	Dr. Stephen A. Hill

Business background and biographical information on John W. Higuchi, Jeffrey A. Fink, Dr. Richard Dana Ono, Dr. Mahesh V. Patel and Dr. Stephen A. Hill is set forth above under “Executive Officers and Directors—Directors.”

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted “FOR” the election of each of these director nominees.

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PROPOSAL NO. 2 – APPROVAL AND ADOPTION of amended and restated CERTIFICATE of incorporation

Overview

We are seeking stockholder approval to adopt an amended and restated certificate of incorporation of Lipocine (the “Amended Certificate”). We believe amending and restating the certificate of incorporation is necessary in order to, among other things, classify the Board of Directors into three classes with staggered terms (the “Classified Board Amendment”).

A copy of the Amended Certificate is attached to this proxy statement as Appendix I and is incorporated herein by reference. The following summary of the material terms of the Amended Certificate does not purport to be a complete description of the Amended Certificate and is qualified in its entirety by reference to the complete copy of the Amended Certificate in Appendix I.

Description of Amended Certificate

Classified Board Amendment

We are proposing to amend Article V Section B of our amended and restated certificate of incorporation to classify the Board of Directors into three classes with staggered terms. Currently, the Board of Directors consists of a single class of directors, all of whom are elected at each annual meeting of stockholders. The Classified Board Amendment would classify the Board of Directors into three separate classes, Class I, Class II and Class III, each in as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

Directors in each class would be elected at the 2014 Annual Meeting. The directors initially elected in Class I would serve until the 2015 Annual Meeting and the election and qualification of his or her successors. The directors initially elected in Class II would serve until the 2016 Annual Meeting and the election and qualification of his or her successors. The directors initially elected in Class III would serve until the 2017 Annual Meeting and the election and qualification of his or her successors. Beginning with the election of directors to be held at the 2015 Annual Meeting, and going forward, the class of directors elected in each year would be elected for a three year term, so that the term of office of one class of directors would expire in each year. The directors in each class are identified in “Proposal No. 1 – Election of Directors” above.

To preserve the classified board structure, the Classified Board Amendment also provides that a director appointed by the Board of Directors to fill a vacancy holds office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier death, resignation or removal.

If we adopt a classified board, then, pursuant to Delaware law and our Amended Certificate, our stockholders will be able to remove a director during the director’s term only for cause.

The Board of Directors believes that a staggered board will provide important benefits to the Company and its stockholders. A staggered board will help to ensure the continuity and stability of the Company’s business strategies and management of the Company’s business because a significant number of the members of the Board of Directors at any given time will have prior experience as directors of the Company and will be familiar with our long-term strategy and goals. This knowledge will assist the directors in fulfilling their duties to our stockholders, providing for greater effectiveness, which ultimately creates value for our stockholders. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. Electing directors to three-year terms will not reduce their accountability to our stockholders. Regardless of their term, all directors will have the same duties and responsibilities to our stockholders.

Additionally, the Board of Directors believes that a staggered board will assist the Board of Directors in protecting the interests of our stockholders against potentially coercive takeover tactics where a party might attempt to acquire control of our Company on terms that do not offer the greatest value to all stockholders. The proposed Classified Board Amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by stockholders at a single annual meeting. If we implement a staggered board of directors, it will take at least two annual meetings for even a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each annual meeting of stockholders.

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A staggered board can be seen as a disadvantage on the other hand. Because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to perpetuate the then current majority of the members of our Board of Directors. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. While this proposal is not intended as a takeover-resistive measure in response to a specific threat, it may discourage certain persons or groups from acquiring large blocks of our shares by causing it to take longer for such a person or group of persons who acquire such a block of shares to effect a change in a majority of the members of our Board of Directors.

Article V Section B of the Amended Certificate reads as follows:

B. Board of Directors

1. The election of directors shall take place at each annual meeting of stockholders. The directors shall be divided into three (3) classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain as nearly equal number of directors in each class as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected; provided, that the term of office of the directors initially appointed to Class I shall expire at the Company’s first annual meeting of stockholders following the effectiveness of this provision; the term of office of the directors initially appointed to Class II shall expire at the Company’s second annual meeting of stockholders following the effectiveness of this provision; and the term of office of the directors initially appointed to Class III shall expire at the Company’s third annual meeting of stockholders following the effectiveness of this provision. Not more than one class of directors shall be subject to replacement by the stockholders of the Company during any single year. Each director shall hold office until the annual meeting of stockholders for the year in which his term expires and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Miscellaneous Amendments

Our Board of Directors identified various additional amendments to our amended and restated certificate of incorporation that our directors believe will improve the manner in which our activities are governed and conducted for the benefit of our shareholders. These additions are set forth in Article V Sections C, E and F(3) of the Amended Certificate attached hereto as Appendix I.

The first miscellaneous amendment is set forth in Article V Section E of the Amended Certificate. Section 141(k)(1) of the Delaware General Corporate Law provides that in the event a corporation has a staggered board and unless the certificate of incorporation of such corporation provides otherwise, any director or the entire board of directors of such corporation may only be removed from office for cause by the affirmative vote of at least a majority of the stockholders of such corporation. The first miscellaneous amendment is meant to clarify that Section 141(k) of the DGCL is applicable to the stockholders and members of the Board of Directors of Lipocine. Article V Section C of the Amended Certificate reads as follows:

C. REMOVAL OF DIRECTORS. Any director or the entire Board of Directors may be removed from office only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of the capital stock of the Company entitled to vote in any annual election of directors or class of directors.

The second miscellaneous amendment is set forth in Article V Section E of the Amended Certificate and states that the Board of Directors shall determine the date, time and place of the annual meeting of stockholders. Article V Section E of the Amended Certificate reads as follows:

E. Annual Meeting. The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined solely by the resolution of the Board of Directors in its sole and absolute discretion.

The third miscellaneous amendment states that the provisions of Article V Section F(3) are subject to the other provisions contained in the Amended Certificate. The Language of Article V Section F(3) of the Amended Certificate reads as follows:

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3. Subject to the other provisions of this Amended and Restated Certificate of Incorporation, no action shall be taken by the stockholders of the Company except at an annual or special meeting of the stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission.

Effectiveness of Amendment

If the proposed Amended Certificate is adopted, it will become effective upon the filing of the Amended Certificate with the State of Delaware, which we expect to file shortly after receiving stockholder approval. In such case, pursuant to Proposal No. 1 above, the directors initially elected in Class I would serve until the 2015 Annual Meeting and the election and qualification of his or her successors. The directors initially elected in Class II would serve until the 2016 Annual Meeting and the election and qualification of his or her successors. The directors initially elected in Class III would serve until the 2017 Annual Meeting and the election and qualification of his or her successors. Beginning with the election of directors to be held at the 2015 Annual Meeting, and going forward, the class of directors elected in each year would be elected for a three year term, so that the term of office of one class of directors would expire in each year.

Vote Required

The Amended Certificate will be approved if the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of common stock outstanding as of the Record Date and entitled to vote generally in the election of directors are voted in favor of the amendment. Accordingly, abstentions and “broker non-votes” will have the same effect as a vote against the proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the approval and adoption of the Amended Certificate as the amended and restate certificate of incorporation of Lipocine.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 2.

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PROPOSAL NO. 3 – approval of our 2014 stock incentive plan

Overview

We are seeking stockholder approval to adopt our 2014 Stock Incentive Plan (the “Plan”).

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

The Plan provides for the grant of nonqualified stock options, incentive stock options, restricted stock, restricted stock units, stock appreciation rights (SARs), dividend equivalents and performance awards to employees, officers, consultants, advisors, non-employee directors and independent contractors designated by the Compensation Committee (the “Committee”) of the Board of Directors. Under the Plan, the maximum number of shares of common stock which may be issued, subject to adjustment as described below, is 1,274,285 shares of common stock, which includes 274,285 shares that will be rolled over from our 2011 Equity Compensation Plan, as amended. In addition, after May 1, 2014, any shares subject to outstanding awards under our 2011 Equity Compensation Plan that are forfeited or reacquired by the Company due to termination or cancellation of such awards shall also be permitted to be granted under the Plan. For stock options and SARs, the aggregate number of shares with respect to which such awards are exercisable, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Plan. If awards under the Plan expire or otherwise terminate without being exercised, the shares not acquired pursuant to such awards again become available for issuance under the Plan in accordance with its terms. However, under the following circumstances, shares will not again be available for issuance under the Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.

No employee will be eligible to receive performance awards denominated in shares of common stock for more than an aggregate of 400,000 shares of common stock during any calendar year, subject to adjustment as described below. The aggregate amount payable pursuant to performance awards denominated in cash to any one participant in any calendar year is limited to $2,000,000 in value, whether payable in cash, common stock or other property. Directors who are not also employees of the Company may not be granted awards in the aggregate for more than 30,000 shares of the common stock available for awards under the Plan, subject to adjustment under the express terms of the Plan.

A copy of the Plan is attached to this proxy statement as Appendix II and is incorporated herein by reference. The following summary of the material terms of the Plan does not purport to be a complete description of the Plan and is qualified in its entirety by reference to the complete copy of the Plan in Appendix II.

Administration

The Plan will be administered by the Committee. The Board of Directors will fill vacancies on and from time to time may remove or add members to the Committee, and the Committee will be so constituted to permit awards granted under the Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and to permit grants of performance-based compensation under the plan to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any other statutory rule or regulatory requirements, unless otherwise determined by the Board of Directors.

Subject to the express provisions of the Plan, the Committee has authority to administer and interpret the Plan, including the authority to determine who is eligible to participate in the Plan and to whom and when awards are granted under the Plan, to grant awards, to determine the number of shares of common stock subject to awards and the exercise or purchase price of such shares under an award, to establish and verify the extent of satisfaction of any performance criteria applicable to awards, to prescribe and amend the terms of the agreements evidencing awards made under the Plan, and to make other determinations deemed necessary or advisable for the administration of the Plan. Also, subject to the requirements of Delaware General Corporation Law and any limitations under applicable stock exchange rules, the Committee also has the power to delegate to officers the authority to grant and determine the terms and conditions of awards granted under the Plan. These delegated officers shall not be permitted to grant awards to any person subject to Rule 16b-3 under the Exchange Act or Code Section 162(m).

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Eligibility

Participants under the Plan are limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company, or any person to whom an offer of employment or engagement with the Company is extended. In determining to whom awards will be granted and the nature of such each award, the Committee may take into account the nature of the services rendered by the respective participant, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, deems relevant. We estimate that approximately 17 persons are currently eligible to participate in the Plan, which includes 9 employees, 4 officers and 4 non-employee directors.

General Terms and Conditions of Awards

Nonqualified Stock Options

The Committee may grant nonqualified stock options under the Plan which do not meet the requirements of Section 422 of the Code and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. The term “fair market value” means either (a) if the common stock is listed on any established stock exchange, the closing price for the common stock on the date of grant or (b) if the common stock is not listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted on the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on the date of grant. The exercise price of an option may be paid through various means specified by the Committee, including in cash or check, by delivering to the Company shares of common stock or by a reduction in the number of shares issuable pursuant to such option. Every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten year period, unless it has lapsed at an earlier date as determined by the Committee.

During the lifetime of a participant, except as otherwise may be provided by the Committee in its discretion, options granted to that participant under the Plan generally will be nontransferable and exercisable only by the participant. A participant will have the right to transfer any options granted to such participant upon such participant’s death either by the terms of such participant’s will or under the laws of descent and distribution.

Incentive Stock Options

The Committee may grant incentive stock options under the Plan which meet the requirements of section 422 of the Code. Under the Plan, the aggregate fair market value, determined at the time the option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the plan and any other incentive stock option plans of the Company) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option exercise price per share under such option will not be less than 110% of the “fair market value” of the common stock on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

SARs

The committee may grant SARs under the Plan. Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the Plan will be determined by the Committee and will be equal to or greater than the closing market price of a share of common stock on the date of grant of the SAR, provided, however, that if the SAR being granted is in substitution for a SAR previously granted by an entity that is acquired by or merged with the Company, the grant value of such SAR may be lower than the closing market price of a share of common stock on the date of grant of the SAR. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of such ten year period, unless it has lapsed at an earlier date as determined by the Committee.

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Restricted Stock and Restricted Stock Units

The Committee may grant restricted stock or restricted stock units under the Plan. Restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

Any restricted stock granted under the Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the Committee may deem appropriate. In the case of restricted stock units, no common stock shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive common stock, such common stock shall be issued and delivered to the holder of the restricted stock units.

Except as otherwise determined by the Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by the Company.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not (i) grant dividend equivalents in connection with options or SARs and (ii) pay a dividend equivalent with respect to an award prior to the date on which all condition or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

The Committee may grant performance awards under the Plan. Each performance award will confer upon the participant the opportunity to earn future payments tied to the achievement of one or more performance criteria during such performance periods as the Committee shall establish.

The Plan authorizes the grant of performance awards pursuant to which a participant may become entitled to receive an amount payable in cash, stock, other securities, other awards, other property or a combination thereof on satisfaction of such performance criteria as are specified by the Committee. For purposes of qualifying performance awards as “performance-based” compensation under Section 162(m) of the Code, the Committee may set performance criteria based upon the business measurements described below under “Qualifying Performance Criteria.” Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any performance awards, including the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and such further terms and conditions, in each case not inconsistent with the Plan, as the Committee may determine from time to time.

Qualifying Performance Criteria

Section 162(m) of the Code generally does not allow a publicly held company to obtain a tax deduction for compensation of more than $1 million paid in any year to its chief executive officer or its two most highly paid executive officers, excluding the chief financial officer (or its chief executive officer or its three highest paid executive officers excluding the chief financial officer if the Company ceases to be a “smaller reporting company” for SEC disclosure purposes) unless such payments are “performance-based” as defined in that section. One of the requirements for compensation to be “performance-based” under Section 162(m) is that the Company must obtain stockholder approval of the material terms of the qualifying performance criteria for such compensation. The material terms which the stockholders approve constitute the framework within which the actual performance criteria are set by the Committee.

Accordingly, to enable us to receive tax deductions for compensation earned by our chief executive officer and other executive officers under grants of performance-based awards under the Plan, the Board of Directors is requesting stockholder approval of the material terms of the qualifying performance criteria for those types of awards.

Subject to stockholder approval, the qualifying performance criteria will be any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case a specified by the Committee in the award:

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•	Economic value added

•	Sales or revenue

•	Costs or expenses

•	Net profit after tax

•	Gross profit

•	Income (including, without limitation, operating income, pre-tax income and income attributable to the Company)

•	Cash flow (including, without limitation, free cash flow and cash flow from operating, investing or financing activities or any combination thereof)

•	Earnings (including, without limitation, earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBTDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales

•	Earnings per share (EPS) (basic or diluted)

•	Earnings per share from continuing operations

•	Returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total stockholder return (TRS) and total business return (TBR))

•	Margins (including one or more of gross, operating and net income margin)

•	Ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk)

•	Budget comparisons

•	Unit volume

•	Stock price

•	Net working capital

•	Value creation

•	Market share

•	Market capitalization

•	Workforce satisfaction and diversity goals

•	Employee retention

•	Production metrics

•	Development

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•	Implementation or completion of key projects

•	Strategic plan development and implementation

•	Research and development milestones and objectives

•	Clinical trial milestones

•	Clinical trial objectives

•	Manufacturing objectives

•	Commercialization objectives

•	Financing or fund raising objectives

The Committee may specify any reasonable definition of the above criteria at the time it sets the goals for an award. In order to qualify as performance-based under Section 162(m) of the Code, the Committee must establish the performance goals no later than 90 days after the start of each performance period (or no later than after 25% of the performance period has elapsed if the performance period is less than 12 months). In addition, the Committee must certify the achievement of the performance goals prior to payment of any qualifying performance-based compensation. If approved by the stockholders, this proposal would not limit our right to award or pay other forms of equity incentives under the Plan to the Company’s executive officers that are not performance-based, including restricted stock and restricted stock units that vest based upon the continued employment of a participant.

Transferability

Generally, no award (other than fully vested and unrestricted shares) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Committee may establish procedures to allow a participant to designate a beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to an award in the event of the participant’s death.

Corporate Transactions

In the event of any Change-in-Control Event (as defined in the Plan), reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of common stock or other securities of the Company or any other similar corporate transaction or event involving the Company, the Committee or the Board of Directors, in its sole discretion, can provide for one or more of the following to be effective upon the consummation of the event (or immediately prior to the consummation of the event, provided the consummation of the event subsequently occurs):

•	either (a) terminate any award in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon the exercise of the award or the realization of the rights under the award (in no event less than the Blade-Scholes value of the Award) or (b) replace the award with other rights or property of comparable value selected by the Committee or the Board of Directors;

•	that the award be assumed by the successor or survivor corporation or be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation;

•	that the award be exercisable or payable or fully vested with respect to all common stock covered thereby; or

•	that the award cannot vest, be exercised or become payable after a certain date in the future.

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Notwithstanding the above, if an award (or a portion thereof) is not assumed or substituted as discussed in the second bullet point above, then the portion of the award that is not assumed or substituted shall become fully vested, exercisable and payable with respect to all covered shares.

Amendment and Termination

No awards may be granted pursuant to the Plan after the ten-year anniversary of the effective date of the plan. Except to the extent stockholder approval or participant consent is required as provided by the Plan, the Board of Directors may amend, modify or terminate the plan.

The Committee may amend, modify or terminate an outstanding award, provided, however, that, except as expressly provided in the Plan, the Committee may not, without the participant’s consent, amend, modify or terminate an outstanding award unless it determines that the action would not adversely alter or impair the terms or conditions of such award. However, the Committee reserves the right to reprice any previously granted “underwater” option or SAR by (i) lowering the exercise price, (ii) canceling the underwater option or SAR and granting a substitute award, or (iii) repurchasing the underwater option or SAR.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the Plan, including state, local or foreign tax consequences.

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a participant makes no disqualifying disposition of the common stock received upon exercise within the one year period beginning after the transfer of such common stock to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the common stock acquired upon exercise will be long-term capital gain. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.

If the participant makes a disqualifying disposition of the common stock before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

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SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

Restricted Stock

The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

Restricted Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.

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Code Section 409A of the Internal Revenue Code

The Committee intends to administer and interpret the Plan and all award agreements in a manner designed to satisfy the requirements of Code Section 409A of the Internal Revenue Code and to avoid any adverse tax results thereunder to a holder of an award.

Clawback or Recoupment

All awards under the Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Committee.

New Plan Benefits

The awards, if any, that will be made to eligible persons under the Plan are subject to the complete discretion of the Committee, compensation programs and policies adopted by the Committee or the Board, the speed and nature of new hires and other factors and, therefore, we cannot currently determine the benefits or number of common stock subject to awards that may be granted in the future to eligible persons under the Plan or an actual “burn rate” under the Plan, nor can we estimate the amount or the number of common stock that could have been granted to eligible individuals had the Plan been in place in the last fiscal year. The Board of Directors believes strongly that the approval of the Plan is essential to our continued success. We expect to grant a stock option to purchase 10,000 shares of the Company’s common stock to each non-employee director when such director is initially elected or appointed to the Board. Also, we expect to grant a stock option to purchase 5,000 shares of the Company’s common stock to each non-employee director immediately after each annual meeting of the Company’s stock holders assuming such director continues to serve as a director after such annual meeting.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2013 relating to all of our equity compensation plans:

Plan Category	(a) Number of shares to be issued upon exercise of outstanding options(1)	(b) Weighted- average exercise price of outstanding options(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plan approved by stockholders	1,383,129	$3.25	304,673

Equity compensation plans not approved by stockholders	-	-	-

TOTAL	1,383,129	$3.25	304,673

_________

(1)	Includes 118,784 shares of common stock issuable upon the vesting of restricted stock and restricted stock unit awards pursuant to our 2000 Equity Incentive Plan, as amended, and our 2011 Equity Incentive Plan, as amended. The remaining balance consists of shares of common stock issuable upon the exercise of outstanding stock options granted under our 2000 Equity Incentive Plan, as amended, and our 2011 Equity Incentive Plan, as amended. Shares available for issuance under the 2011 Equity Incentive Plan, as amended, may become subject to stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units or other equity awards, with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the Compensation Committee.

(2)	The weighted-average exercise price does not take into account shares of common stock issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.

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Market Value

The closing stock price of or common stock on The NASDAQ Capital Market on April 2, 2014 was $7.98 per share.

Vote Required

The proposal to approve our 2014 Stock Incentive Plan and reserve 1,274,285 shares of common stock for grant thereunder will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present or represented and entitled to vote at the Annual Meeting are voted in favor of the Plan.

Recommendation

The Board recommends that stockholders vote “FOR” the approval of our 2014 Stock Incentive Plan under which 1,274,285 shares of common stock will be available for grant thereunder.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 3.

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PROPOSAL NO. 4 – RATIFICATION OF APPOINTMENT OF KPMG LLP

Overview

The Audit Committee has engaged the registered public accounting firm of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2014. KPMG LLP audited our financial statements for the year ended December 31, 2013. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of KPMG LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

PRINCIPAL ACCOUNTANTS

Change in Certifying Accountant

On July 30, 2013, we notified our independent registered public accounting firm, Weinberg & Baer LLC, of our intention to engage KPMG LLP as our new independent registered public accounting firm, and dismissed Weinberg & Baer LLC.

Weinberg & Baer LLC had been the independent registered public accounting firm of Marathon Bar Corp., which changed its name to Lipocine Inc. in connection with the closing of a merger with Lipocine Operarting Inc. on July 24, 2013. KPMG had previously served as the independent registered public accounting firm of Lipocine Operating Inc. (formerly Lipocine Inc.). In connection with the reverse merger, MBAR Acquisition Corp., a wholly-owned subsidiary of Lipocine (formerly Marathon Bar Corp.), merged with and into Lipocine Operating, resulting in Lipocine Operating becoming our wholly-owned subsidiary. The decisions to dismiss Weinberg and to engage KPMG were approved by our board of directors.

The merger was accounted for as a reverse-merger and recapitalization. Lipocine Operating was the acquirer for financial reporting purposes and Marathon Bar was the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the merger will be those of Lipocine Operating and will be recorded at the historical cost basis of Lipocine Operating, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of Marathon Bar and Lipocine Operating, and the historical operations of Lipocine Operating and operations of the combined company from the closing date of the merger on July 24, 2013.

Weinberg & Baer’s reports on Marathon Bar Corp.’s balance sheets as of December 31, 2012 and 2011, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as described below.

Weinberg & Baer’s report with respect to the year ended December 31, 2012 contained the following explanatory paragraph: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage, and has not established any source of revenue to cover its operating costs. As such, it has incurred an operating loss since inception. Further, as of December 31, 2012, the cash resources of the Company were insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

Weinberg & Baer’s report with respect to the year ended December 31, 2011 contained the following explanatory paragraphs: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage, and has not established any source of revenue to cover its operating costs. As such, it has incurred an operating loss since inception. Further, as of December 31, 2011, the cash resources of the Company were insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

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During the two most recent fiscal years and through the dismissal date of July 30, 2013, there were no disagreements between Lipocine (formerly Marathon Bar Corp.) and Weinberg & Baer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Weinberg & Baer’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for such periods. Also, during such periods and through the dismissal date of July 30, 2013, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

On July 30, 2013, we engaged KPMG as our new independent registered public accounting firm to audit the consolidated financial statements of Lipocine.

Other than with respect to the audits of Lipocine Operating Inc., our wholly-owned subsidiary, during the two most recent fiscal years and through July 30, 2013, neither we nor anyone acting on our behalf has consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Lipocine (formerly Marathon Bar Corp.), and neither a written report nor oral advice provided by KPMG was an important factor considered by Lipocine (formerly Marathon Bar Corp.) in reaching a decision as to the accounting, auditing or financial reporting issues or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We have authorized Weinberg & Baer to respond fully to the inquiries of KPMG, as necessary.

Lipocine provided Weinberg & Baer with the foregoing disclosures and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made by Lipocine herein. A copy of the response of Weinberg & Baer to the foregoing disclosures was attached as Exhibit 16.1 to the Form 8-K filed with the Securities and Exchange Commission on July 31, 2013.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Weinberg & Baer for the period from January 1, 2012 through July 30, 2013, and KPMG, which succeeded Weinberg & Baer as the Company’s principal accountant effective July 30, 2013, for the period from July 30, 2013 through the fiscal year ended December 31, 2013:

	2013	2012

Audit fees	$535,040	$32,500

Tax fees	232	250

Total audit and tax fees	$535,272	$32,750

Audit fees consist of Weinberg & Baer's and KPMG's fees for services related to their audits of our annual financial statements, their review of financial statements included in our quarterly reports on SEC Form 10-Q, their review of SEC filed registration statements, and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents and comfort letters. Audit fees for the 2013 period in the table above were $4,689 for Weinberg & Baer and $530,351 for KPMG. Interim review procedures as of June 30, 2012 and September 30, 2012 and for the three and six months ended June 30, 2012 and for the three and nine months ended September 2012 incurred in 2013 by KPMG have been presented in the 2012 column above as audit fees in the amount of $22,000. Audit fees incurred by Lipocine Operating Inc. from KPMG prior to KPMG being engaged by us on July 30, 2013 totaled $304,534 and related to the 2012 and 2011 audits, March 31, 2013 and 2012 interim reviews and audit procedures relating to the reverse merger transaction.

Audit-related fees consist of fees for assurance related services by Weinberg & Baer and KPMG that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not considered "audit fees." We did not incur any fees under this category in 2013 or 2012

Tax fees consist of fees rendered for services on tax compliance matters rendered by Weinberg & Baer in 2012, including tax return preparation, assistance with tax audits of previously filed tax returns, and tax consulting and advisory services consisting primarily of tax advice rendered by KPMG in 2013 in connection with our reverse merger. Tax fees incurred by Lipocine Operating Inc. from KPMG prior to KPMG being engaged by us on July 30, 2013 totaled $8,004 and related to tax consulting and advice in connection with our 2013 reverse merger as well as an assignment/licensing and service agreement with a related entity.

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All other fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services, if any. We did not incur any fees under this category in 2013 or 2012.

Audit Committee Pre-Approval Policies and Procedures

Due to the small size of our Board as well as the limited activities of our Company, our Board of Directors acted as our Audit Committee through January 5, 2014. During that time, our Board approved all audit and permissible non-audit services. These services may have included audit services, audit-related services, tax services and other services. Our Board approved these services on a case-by-case basis.

Effective January 6, 2014, the Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. Since January 6, 2014, all audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

Determination of Independence

There were no fees billed by KPMG for non-audit services.

Attendance at Annual Meeting

Representatives from KPMG are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2014 will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present and represented and entitled to vote at the Annual Meeting vote in favor of the proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2014.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 4.

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OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

On March 31, 2014, we filed our annual report on Form 10-K for the year ended December 31, 2013. A copy of the annual report on Form 10-K has been sent concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting.

STOCKHOLDER Proposals

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than January 8, 2015, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2015 Annual Meeting of Shareholders, a shareholder’s notice must be delivered or mailed to and received by us between February 10, 2015 and March 12, 2015. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10 day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

The proxies to be solicited by us through our Board for our 2015 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal not later than March 24, 2015, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement.

Stockholder proposals must be in writing and should be addressed to c/o Lipocine Inc., Attention: Corporate Secretary, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

By Order of the Board of Directors

Mahesh V. Patel

President, Chief Executive Officer and

Chairman of the Board of Directors

May 8, 2014

Salt Lake City, Utah

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AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LIPOCINE INC.

Mahesh V. Patel hereby certifies that:

ONE: The original name of this company is Marathon Bar Corp. and the date of filing the original Certificate of Incorporation of this company with the Secretary of State of the State of Delaware was October 13, 2011.

TWO: He is the duly elected and acting President and Chief Executive Officer of Lipocine Inc., a Delaware corporation.

THREE: The Certificate of Incorporation of this company is hereby amended and restated to read as follows:

I.

The name of this company is Lipocine Inc. (the “Company” or the “Corporation”).

II.

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, New Castle County, and the name of the registered agent of this Corporation in the State of Delaware at such address is The Corporation Trust Company.

III.

The purpose of this Company is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).

IV.

A. This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 110,000,000 shares. 100,000,000 shares shall be Common Stock, each having a par value of one-hundredth of one cent ($0.0001). 10,000,000 shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($0.0001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

V.

For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. Management of Business. The management of the business and the conduct of the affairs of the Company shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

B. Board of directors

1. The election of directors shall take place at each annual meeting of stockholders. The directors shall be divided into three (3) classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain as nearly equal number of directors in each class as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected; provided, that the term of office of the directors initially appointed to Class I shall expire at the Company’s first annual meeting of stockholders following the effectiveness of this provision; the term of office of the directors initially appointed to Class II shall expire at the Company’s second annual meeting of stockholders following the effectiveness of this provision; and the term of office of the directors initially appointed to Class III shall expire at the Company’s third annual meeting of stockholders following the effectiveness of this provision. Not more than one class of directors shall be subject to replacement by the stockholders of the Company during any single year. Each director shall hold office until the annual meeting of stockholders for the year in which his term expires and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

2. No stockholder entitled to vote at an election for directors may cumulate votes to which such stockholder is entitled, unless required by applicable law at the time of such election. During such time or times that applicable law requires cumulative voting, every stockholder entitled to vote at an election for directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder’s shares are otherwise entitled, or distribute the stockholder’s votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder’s votes unless (a) the names of such candidate or candidates have been placed in nomination prior to the voting and (b) the stockholder has given notice at the meeting, prior to the voting, of such stockholder’s intention to cumulate such stockholder’s votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

Notwithstanding the foregoing provisions of this section, each director shall serve until their successor is duly elected and qualified or until their earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C. Removal of directors. Any director or the entire Board of Directors may be removed from office only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of the capital stock of the Company entitled to vote in any annual election of directors or class of directors.

D. Vacancies. Subject to any limitations imposed by applicable law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

E. Annual Meeting. The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined solely by the resolution of the Board of Directors in its sole and absolute discretion.

F. Bylaw amendments.

1. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. Any adoption, amendment or repeal of the Bylaws of the Company by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

2. The directors of the Company need not be elected by written ballot unless the Bylaws so provide.

3. Subject to other provisions of this Amended and Restated Certificate of Incorporation, no action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission.

4. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.

VI.

A. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

B. To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Company; (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (C) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the Amended and Restated Certificate of Incorporation or the Bylaws of the Company; or (D) any action asserting a claim against the Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Article VII.

VIII.

A. The Company reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Company required by law or by this Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII.

* * * *

FOUR: This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Company.

FIVE: This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the stockholders of the Company.

IN WITNESS WHEREOF, Lipocine Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer on June __, 2014.

lipocine inc.

By:	/s/ Mahesh V. Patel
Mahesh V. Patel, President and Chief Executive Officer

LIPOCINE INC.
2014 stock and INCENTIVE PLAN

Section 1.          Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.          Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)          “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)          “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent granted under the Plan.

(c)          “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)          “Board” shall mean the Board of Directors of the Company.

(e)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)          “Change-in-Control Event” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change-in-Control Event shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change-in-Control Event would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change-in-Control Event shall be deemed to occur;

(ii)	there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)	there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)	individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change-in-Control Event shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change-in-Control Event (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change-in-Control Event or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(g)          “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).

(h)          “Company” shall mean Lipocine Inc., a Delaware corporation, and any successor corporation.

(i)           “Director” shall mean a member of the Board.

(j)           “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)          “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(l)           “Entity” means a corporation, partnership, limited liability company or other entity.

(m)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)          “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(o)          “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(p)          “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(q)          “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(r)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(s)          “Own,” “Owned,” “Owner,” “Ownership” a person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(t)           “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(u)          “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(v)         “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

•	economic value added (EVA);
•	sales or revenue;
•	costs or expenses;
•	net profit after tax;
•	gross profit;
•	income (including without limitation operating income, pre-tax income and income attributable to the Company);
•	cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);
•	earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

•	earnings per share (EPS) (basic or diluted);
•	earnings per share from continuing operations;
•	returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total stockholder return (TSR) and total business return (TBR));
•	margins (including one or more of gross, operating and net income margin);
•	ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk);
•	budget comparisons;
•	unit volume;
•	stock price;
•	net working capital;
•	value creation;
•	market share;
•	market capitalization;
•	workforce satisfaction and diversity goals;
•	employee retention;
•	production metrics;
•	development;
•	implementation or completion of key projects;
•	strategic plan development and implementation;
•	research and development milestones and objectives
•	clinical trial milestones
•	clinical trial objectives
•	manufacturing objectives
•	commercialization objectives; or
•	financing or fund raising objectives.

Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) asset-write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to stockholders and obtaining stockholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining stockholder approval.

(w)         “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(x)           “Plan” shall mean the Lipocine Inc. 2014 Stock and Incentive Plan, as amended from time to time.

(y)          “Prior Stock Plan” shall mean the Lipocine Inc. 2011 Equity Incentive Plan, as amended from time to time.

(z)           “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(aa)        “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(bb)        “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(cc)       “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(dd)       “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(ee)        “Securities Act” shall mean the Securities Act of 1933, as amended.

(ff)          “Share” or “Shares” shall mean the common stock of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(gg)       “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(hh)        “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(ii)         “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

Section 3.          Administration

(a)          Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)          Delegation. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations under applicable exchange rules. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m). The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

(c)          Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors, to the extent required by applicable law or independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate

(d)          Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.          Shares Available for Awards

(a)          Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of (i) 1,000,000 (the authorized net increase of Shares in connection with the adoption of the Plan), (ii) 274,285 (the remaining Shares available for future awards under the Prior Stock Plan as of May 1, 2014), and (iii) any Shares subject to any outstanding award under the Prior Stock Plan that, after May 1, 2014, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to awards issued under the Plan (or issued under the Prior Stock Plan after May 1, 2014, if any) in accordance with the share counting rules described in Section 4(b) below. On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

(b)          Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by an Option or a Stock Appreciation Right, the aggregate number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock and Restricted Stock Units, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Notwithstanding anything to the contrary in this Section 4, the following Shares will not again become available for issuance under the Plan: (i) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (iii) Shares covered by a Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (iv) Shares that are repurchased by the Company using Option exercise proceeds.

(c)          Adjustments. In the event that any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)          Award Limitations Under the Plan.

(i)	Section 162(m) Limitation for Performance Awards Denominated in Shares. No Eligible Person may be granted any Performance Awards denominated in Shares, for more than 400,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)	Section 162(m) Limitation for Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash to any Participant in the aggregate in any taxable year shall be $2,000,000 in value, whether payable in cash, Shares or other property. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i). The limitation contained in this Section 4(d)(ii) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other stockholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(iii)	Limit on Awards to Non-Employee Directors. Directors who are not also employees of the Company or an Affiliate may not be granted Awards in in any calendar year of more than 30,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan.

Section 5.	Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.	Awards

(a)          Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)	Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(D)	The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)          Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)          Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)	Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)	Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)          Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

(i)	Timing of Designations; Duration of Performance Periods. For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(ii)	Certification. Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(e)          Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f)          General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)	Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. If the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)	Option and Stock Appreciation Right Repricing. The Committee may effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) repurchasing the underwater Option or Stock Appreciation Right. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)	Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or effective control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7.          Amendment and Termination; Corrections

(a)          Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)	increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause Section 162(m) to become unavailable with respect to the Plan;

(iv)	permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(v)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b)          Corporate Transactions. In the event of any Change in Control Event, reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), any such event defined herein as a “Corporate Transaction”, the Committee or the Board may, in its sole discretion, provide for one or more of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)	either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (however, in no event will such amount be less than the Black-Scholes value of the Award) or (B) the replacement of the Award with other rights or property of comparable value selected by the Committee or the Board, in its sole discretion;

(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Notwithstanding the foregoing, with respect to any Award, or any portion thereof, that is neither assumed by the successor or survivor corporation nor substituted as provided in (b)(ii) above, then the portion of the Award that is not assumed or substituted shall become fully vested, exercisable and payable with respect to all shares covered thereby.

(c)          Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.          Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.          General Provisions

(a)          No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)          Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)          Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)          No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)          No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)          No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)          Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)          Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)          No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)          Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)          No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)          Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.         Clawback or Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

Section 11.         Effective Date of the Plan

The Plan was adopted by the Board on April 15, 2014. The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on June 10, 2014, and the Plan shall be effective as of the date of such stockholder approval (the “Effective Date”). On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.

Section 12.         Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on April 15, 2024 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first stockholder meeting to occur in the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the stockholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

ANNUAL MEETING OF SHAREHOLDERS OF

LIPOCINE INC.

June 10, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530303000000000000 5   061014

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" FOR THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Mahesh V. Patel
- ○ Stephen A. Hill
- ○ Jeffrey A. Fink
- ○ John W. Higuchi
- ○ Richard Dana Ono

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Approval and adoption of the Amended and Restated Certificate of Incorporation;	☐	☐	☐
3. Approval and ratification of the Company's 2014 Stock Incentive Plan;	☐	☐	☐
4. Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2014.	☐	☐	☐

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on this proxy card and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. **IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR ALL NOMINEES" FOR THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

LIPOCINE INC.

June 10, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20530303000000000000 5 061014

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" FOR THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Mahesh V. Patel
- ○ Stephen A. Hill
- ○ Jeffrey A. Fink
- ○ John W. Higuchi
- ○ Richard Dana Ono

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Approval and adoption of the Amended and Restated Certificate of Incorporation;	☐	☐	☐
3. Approval and ratification of the Company's 2014 Stock Incentive Plan;	☐	☐	☐
4. Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2014.	☐	☐	☐

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on this proxy card and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. **IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR ALL NOMINEES" FOR THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

LIPOCINE INC.

The undersigned hereby appoints Mahesh V. Patel and Morgan R. Brown as proxies with full power of substitution and hereby authorizes either of them to act and to vote, as designated on this proxy card and described in the accompanying Proxy Statement, all shares of Common Stock of Lipocine Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the corporate offices of the Company, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain Standard Time, and at any adjournments or postponements thereof and, at the proxies' discretion, upon any other matters which may properly come before the meeting.

(Continued and to be signed on the reverse side.)

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